UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2017

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2017, National General Holdings Corp. (the “Company”) entered into an Asset Purchase and License Agreement (the “Agreement”) with AmTrust North America, Inc. (“AmTrust”), pursuant to which the Company acquired ownership of its personal lines policy administration system (the “System”) and the related intellectual property, as well as a non-exclusive perpetual license to certain software programs used in connection with the System, from AmTrust for a purchase price of $200 million (the “Purchase Price”). The Purchase Price is payable in three equal installments, with the first payment made upon the execution, the second payment payable upon the 6-month anniversary of the Agreement, and the third payment payable upon the later of the completion of the full separation and transfer of the System to the Company’s operating environment and the 18-month anniversary of the Agreement in accordance with the terms of the Agreement. In addition, the Company will be required to pay AmTrust costs for the implementation of the System in the Company's environment (up to $5 million) and certain other support costs consistent with past practice. The Agreement also terminated the existing Master Services Agreement between the Company and AmTrust, pursuant to which AmTrust previously developed and licensed the System to the Company and under which the Company was obligated to pay a licensing fee for use of the System until 2023.

The foregoing description of the Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

On September 14, 2017, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase and License Agreement, dated September 13, 2017.
99.1	Press release issued by National General Holdings Corp. on September 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: September 18, 2017	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary